UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

January 17, 2006

DPAC TECHNOLOGIES CORP.

(Exact name of registrant as specified in its charter)

California	0-14843	33-0033759
(State or other jurisdiction of incorporation)	(Commission File Number)	I.R.S. Employer Identification Number

7321 Lincoln Way, Garden Grove, California 92841

(Address of principal executive office) (Zip Code)

(714)898-0007

Registrant’s telephone number, including area code

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

INTRODUCTION

Section 2 – Financial Information

Item 2.02	Results of Operations and Financial Condition

The Registrant files as Exhibit 99.1 to this Report its news release dated January 17, 2006 concerning its financial results for the quarterly period ended on November 30, 2005.

Section 9 – Financial Statements and Exhibits

Item 9.01	Financial Statements and Exhibits

EXHIBITS

Ex. No.	Description

99.1	Press Release of Registrant dated January 17, 2006

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, The Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

DPAC Technologies Corp.
(Registrant)

Date: January 17, 2006	/s/ Stephen J. Vukadinovich
(Signature)

Stephen J. Vukadinovich, Chief Financial Officer
(Name and Title)

EXHIBIT INDEX

Ex. No.	Description

99.1	Press Release of Registrant, dated January 17, 2006